CONFIDENTIAL

EXECUTION COPY

AMENDMENT NO. 3 TO

DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment No. 3 to the Development and Commercialization Agreement (“Amendment”) is entered into by and between Beta Bionics, Inc. (“Beta”) and Abbott Diabetes Care Inc. (“ADC”) on July 8, 2026. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Beta and ADC are parties to that certain Development and Commercialization Agreement dated as of April 2, 2024, as amended by Amendment No. 1 through Amendment No. 2 (as amended, the “Agreement”); and

WHEREAS, Beta and ADC wish to further amend the Agreement to include additional terms regarding the integration of the Beta App Controller and Mint Pump (each as defined below) into the Libre-Beta System.

NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

1.
Amendments to Agreement. The Parties hereby agree to amend the Agreement as [follows:
(a)
Definitions.
(i)
The following definitions are hereby added to the Agreement.

“Beta App Controller” means Beta’s proprietary smartphone application that wirelessly communicates with and controls the Mint Pump, displays system alerts, real-time sensor data and therapy status and serves as the primary user interface for the Mint Pump.

“Mint Pump” means the patch pump referred to by Beta as of the Third Amendment Effective Date as Mint.

“Third Amendment Effective Date” means July 8, 2026.

(ii)
Exhibit 1.25 (Beta Marks) is hereby deleted in its entirety and replaced with Exhibit 1.25 attached hereto.
(iii)
Exhibit 1.6 (ADC Marks) is hereby deleted in its entirety and replaced with Exhibit 1.6 attached hereto.
(iv)
The definition set forth in Section 1.25 (Beta Infusion Pump) is hereby deleted in its entirety and replaced with the following:

1.23 “Beta Infusion Pump” means a subcutaneous infusion pump that is ACE (Alternate Controller-Enabled) designated and capable of infusing one or more hormones to manage blood glucose, including insulin, including (a) the pump referred to by Beta as of the Third Amendment Effective Date as the iLet insulin pump and (b) the Mint Pump.

(v)
The definition set forth in Section 1.26 (Beta System) is hereby deleted in its entirety and replaced with the following:

1.26 “Beta System” means a subcutaneous insulin infusion delivery system that is comprised of the following components that are all designed, developed and manufactured by, or on behalf of, or otherwise owned or Controlled by Beta: (a) a Beta Infusion Pump; (b) the Beta Automated Dosing Sub-System; and (c) either (i) a Beta Display Device (it being understood that such Beta Display Device may or may not reside directly on the Beta Infusion Pump), Beta Companion App, and Beta Cloud, or (ii) the Beta App Controller . Notwithstanding anything to the contrary herein, the Beta System shall not include a connected or “smart” pen, software, or app that is used for dosing decision-making for multiple-daily injections of insulin or other drug delivery for diabetes. The Beta System expressly excludes the CGM System.

(b)
Development Program and Regulatory Matters.
(i)
Section 3.1(a) is hereby deleted in its entirety and replaced with the following:
(a)
The Parties agreed upon a development plan covering each Party’s responsibilities in developing the Libre-Beta System, and the Parties negotiated an updated version of such development plan to cover the addition of the DGK Sensor (such development plan, as updated, the “Development Plan”). Each Party shall keep the JSC informed and updated regarding its conduct of the Development Plan. The final architecture of the Libre-Beta System shall be mutually agreed by the Parties through the JSC.

The Parties shall negotiate in good faith and present to the JSC for approval within thirty (30) days after the Third Amendment Effective Date a development plan that (i) covers the integration of the Mint Pump and iOS and Android versions of the Beta App Controller into the Libre-Beta System and (ii) provides for the launch of an iOS version of the Beta App Controller, an Android version of the Beta App Controller, and the Mint Pump that are each interoperable with FreeStyle Libre 3 Sensors and DGK Sensors by October 1, 2026, which development plan shall be considered as part of the Development Plan. If the Parties are unable to reach agreement on a draft development plan for the Beta App Controller and Mint Pump for submission to the JSC within such thirty (30)-day period, then either Party may refer the matter to the JSC for resolution at its next meeting. If the JSC is unable to resolve the matter within thirty (30) days after its next meeting, either Party may refer the matter to the Senior Officers for resolution pursuant to Section 2.5.

(ii)
Section 3.1(b) is hereby deleted in its entirety and replaced with the following:
(b)
The Development Plan may be amended by the JSC to include or change roles, responsibilities and timelines for any technical work required for development of the Libre-Beta System. In the event the JSC is unable to reach agreement on any proposed update to the Development Plan, such dispute shall be resolved in accordance with the terms of Section 2.5.
(iii)
Section 3.4(a) is hereby deleted in its entirety and replaced with the following:
(a)
The Parties agreed upon a regulatory plan for the Libre-Beta System, which plan is consistent with the terms of this Section 3.4 and includes provisions for (i) regulatory governance, (ii) clarification of Beta’s right to reference ADC regulatory filings, (iii) regulatory matters, including potential clinical trials to be conducted by either Party, and (iv) detailed responsibilities covering coordinated efforts related to regulatory communications for each Party’s technologies as may impact the Libre-Beta System (“Regulatory Plan”). Subject to the terms of this Agreement, each Party shall use Commercially Reasonable Efforts to complete the activities assigned to it in the Regulatory Plan.

The Parties shall negotiate in good faith and present to the JSC for approval within thirty (30) days after the Third Amendment Effective Date a regulatory plan that covers the integration of the Beta App Controller and Mint Pump into the Libre-Beta System in accordance with the Development Plan, which regulatory plan shall be considered as part of the Regulatory Plan. If the Parties are unable to reach agreement on a draft regulatory plan for the Beta App Controller and Mint Pump for submission to the JSC within such thirty (30)-day period, either Party may refer the matter to the JSC for resolution at its next meeting. If the JSC is unable to resolve the dispute within thirty (30) days after its next meeting, either Party may refer the matter to the Senior Officers for resolution pursuant to Section 2.5.

(iv)
Section 3.2(c) is hereby deleted in its entirety and replaced with the following:
(c)
Beta shall provide reasonable assistance to ADC to the extent necessary to enable Libre-Beta User Data, Beta System Data, and CGM Data to be viewed on LibreView to the extent permitted by Applicable Law. Beta shall require each user of a Libre-Beta System who creates, or signs into, a Beta Cloud account or a Beta App Controller account, to link such Beta Cloud account or Beta App Controller account to the user’s LibreView account, prior to the first pairing of a CGM System with the Libre-Beta System. In addition, Beta shall provide ADC the Beta CID Documentation and such other assistance as may be needed for Libre-Beta System users to transfer Libre-Beta User Data, CGM Data, and Beta System Data into LibreView via a micro-USB and API.
(v)
Section 3.2(d) is hereby deleted in its entirety and replaced with the following:
(d)
Beta shall ensure that its Beta Cloud and Beta App Controller distinguishes the CGM Data from any other non-ADC glucose data (including such data from both continuous glucose monitors and blood glucose meters) in a manner that prevents co-mingling of such data or the Processing or Disclosure of CGM Data in a manner prohibited by Article IX.

(c)
Confidential Information and Data Use.
(i)
Section 3.6(e) is hereby deleted in its entirety and replaced with the following:
(e)
Beta represents and warrants that (1) the Beta Companion App shall not access, store, or otherwise process any FreeStyle Libre 3 Plus Security Credentials, DGK Security Credentials or Beta Libre Code and (2) the Beta Display Device and Beta App Controller shall only receive, access, store, transfer or otherwise process the FreeStyle Libre 3 Plus Security Credentials and DGK Security Credentials through a secured BLE channel that is encrypted by Beta Display Device’s firmware or Beta App Controller’s software (as applicable), which maintains Joint Test Action Group (JTAG) readout protection (collectively, “Beta Protection Technology”). Before distribution of the Libre-Beta System (or any of its components) to any Third Party (excluding an Approved Person for development purposes hereunder), Beta shall take any steps that ADC, in its sole discretion, deems necessary to (i) protect the FreeStyle Libre 3 Plus Security Credentials and DGK Security Credentials (or any lesser portion thereof to which ADC agrees in writing) using technology provided by either whiteCryption or an alternate software protection which is substantially similar thereto (the “Software Protection Provider”), including the Beta Protection Technology, (ii) obtain, at Beta’s sole expense, any necessary licenses from the Software Protection Provider and (iii) protect the Beta Libre Code in a reasonable manner.
(ii)
Section 9.2(b) is hereby deleted in its entirety and replaced with the following:

(b) The Libre-Beta System will Process CGM Data, Beta System Data, and Libre-Beta User Data and transfer such data to and among the components of the Libre-Beta System and to (i) LibreView and (ii) with respect to the Beta Display Device, Beta Cloud. To enable the Processing of CGM Data, Beta System Data, and Libre-Beta User Data by the Libre-Beta System, each Libre-Beta System user must be required to create a user account with each of (A) LibreView and (B) Beta Companion App or Beta Cloud or Beta App Controller, and Consent to share data from Beta’s Companion App or Beta Cloud or Beta App Controller to LibreView. Until such time as cloud-to-cloud data sharing is enabled, Beta shall not require a Libre-Beta System user to create an account with LibreView prior to using such Libre-Beta System and the Beta Companion App or Beta Cloud or Beta App Controller.

(d)
The following is hereby added to the end of Section 6.2(a):
(i)
Beta acknowledges and agrees that ADC is the owner of all Trademark rights, including common law rights, associated with the three-dimensional shape and appearance of ADC sensors and the color yellow for diabetes management and analyte monitoring products (ADC Trade Dress Marks). Beta shall comply with the Use Guidelines For ADC Trade Dress Marks attached as Exhibit 6.2 to ensure proper use of these ADC Trade Dress Marks, as well as any additional standards or guidelines regarding the usage or presentation of such ADC Trade Dress Marks which ADC may communicate from time to time, with any revisions to be effective upon written notice to Beta. Beta agrees to assist in the prosecution of any future or current Trademark registrations related to the ADC Trade Dress Marks, including, but not limited to, tracking use of the ADC Trade Dress Marks and tracking any other information supporting the establishment of secondary meaning and/or acquired distinctiveness. Beta agrees that neither it nor its Affiliates or agents shall, during or after the Term of the Agreement, anywhere in the world, take any action, or assist any other party in taking any action, challenging the validity of any of the ADC Trade Dress Marks in any court, tribunal, national trademark office, or government agency.
(e)
Commercialization and Quality Agreement.
(i)
Section 7.1(a) is hereby deleted in its entirety and replaced with the following:
(a)
The Parties prepared a preliminary commercialization plan for the Libre-Beta System, which plan includes identification of target markets, target release dates, the process for transfer of prescriptions set forth in Section 7.4(b), and other actions necessary to achieve commercial launch in each identified target market, and the Parties negotiated an updated version of such commercialization plan to cover the addition of the DGK Sensor (such commercialization plan, as updated, the “Commercialization Plan”). The Parties shall negotiate in good faith to update the existing Commercialization Plan for the Libre-Beta System to include any necessary information regarding the Beta App Controller and Mint Pump. This updated plan shall be presented to the JSC for approval at least ninety (90) days before the target commercial launch date of the Mint Pump. Beta shall initiate the amendment of the existing Commercialization Plan, including details on its Mint Pump launch strategy, to facilitate ADC planning for the commercial launch. The Parties will present an updated Commercialization Plan to the JSC for approval within sixty (60) days thereafter, which shall incorporate any initial feedback and changes based on the input of the JSC. If the Parties are unable to reach agreement on the Commercialization Plan within the foregoing time periods, then either Party may refer the matter to the JSC for resolution at its next meeting. If the JSC is unable to resolve the matter within thirty (30) days after its next meeting, either Party may refer the matter to the Senior Officers for resolution pursuant to Section 2.5. The Commercialization Plan shall be consistent with the terms of this Article VII and include a written plan to comply with Section 9.1. The Commercialization Plan may thereafter be amended by the JSC.

(ii)
Section 8.1 is hereby deleted in its entirety and replaced with the following:

8.1 Negotiation of Quality Agreement. The Parties entered into a quality agreement to address customer training, service and support, complaint handling, adverse event reporting and other regulatory, operational, and quality responsibilities for the Libre-Beta System, and the Parties negotiated an updated version of such quality agreement to cover the addition of the DGK Sensor (such quality agreement, as updated, the “Quality Agreement”). At least thirty (30) days before the Target Launch Date determined by the JSC for the Launch Country, the Parties shall evaluate and, if needed, amend the Quality Agreement to align with the Commercialization Plan for such Launch Country.

Following the Third Amendment Effective Date, the Parties shall negotiate in good faith any necessary amendments to the Quality Agreement to cover the addition of the Beta App Controller and Mint Pump. If the Parties are unable to reach agreement on the terms of the Quality Agreement to cover the addition of the Beta App Controller and Mint Pump at least thirty (30) days before the first Target Launch Date for the Mint Pump, the matter will be addressed at the next JSC meeting and, if the JSC is unable to resolve the matter, either Party may refer the matter to the Senior Officers for resolution pursuant Section 2.5.

2.
Miscellaneous.
(a)
No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
(b)
Conflicts. In the event of a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.

(c)
Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Beta and ADC on the date first set forth above.

Abbott Diabetes Care Inc. Beta Bionics, Inc.

By: /s/ Ruchi Varshneya_ By: /s/ Stephen Feider_

Name: Ruchi Varshneya Name: Stephen Fedier_

Title: DVP, Global Strategic Marketing Title: CFO_

Date: July 7, 2026 | 1:14:43 PM CDT Date: July 7, 2026 | 5:31:11 PM CDT_

Exhibit 1.25

BETA MARKS

•
BETA BIONICS
•
iLet
•
Bionic Pancreas
•
iLet Bionic Pancreas
•
Bionic Insights
•
Bionic Circle
•
Mint by Beta Bionics

Exhibit 1.6

ADC MARKS

•
ABBOTT
•
ABBOTT DIABETES CARE
•
FREESTYLE
•
FREESTYLE LIBRE
•
FREESTYLE LIBRE 3

•

•
•
FREESTYLE LIBRE 3 PLUS
•
LIBRELINKUP

•
•
LIBREVIEW
•
LIBRE
•
LIBRE 3
•
LIBRE 3 PLUS
•
LIBRE DUO
•
LIBRE DUO 10 DAY
•
DESIGNED FOR YOU BY ABBOTT
•
•
•

•
(trade dress for sensor on body unit with off-center hole)
•
(circle sensor trade dress)
•
(color yellow trade dress)
•
(packaging trade dress)

Exhibit 6.2

Use Guidelines For ADC Trade Dress Marks

These use guidelines are provided to support proper trademark use of ADC’s valuable

Trademarks for the three-dimensional shape and appearance of ADC sensors (“ADC Circle Sensor Trade Dress”), and ADC’s valuable color yellow Trademark for diabetes management and analyte monitoring products (“ADC Yellow Trade Dress”), together the “ADC Trade Dress Marks”.

Pictured below are images illustrating the ADC Trade Dress Marks for easy reference:

Written Trademark Notice Required:

When ADC Trade Dress Marks are used, the following trademark notice must be included in legible form to notify the audience that such Trademarks are symbols that identify the Abbott group of companies (including ADC):

“Libre, the butterfly logo, the sensor shape and appearance, the color yellow, and related marks and/or designs are the intellectual property of the Abbott group of companies in various territories and used under license.”

If space does not permit use of the full notice above, the following short version may be used:

“Libre and the sensor shape and appearance are marks of Abbott and used under license.”

Reach out to Abbott and/or trademarks@abbott.com for guidance on notice placement and other alternative notices (e.g. when not all Trademarks listed above are used).

Legal Trademark Use Guidance for ADC Circle Sensor Trade Dress:

•
Ensure the overall context of each use makes it clear that the ADC Circle Sensor Trade Dress identifies Abbott as the source of the product(s). For example “Designed for you by Abbott” is an appropriate call out when an ADC Sensor is pictured. The call out should be in close proximity to the image.
•
DO use the ADC Circle Sensor Trade Dress in a standalone manner (in presentation forms approved by ADC) in addition to showing sensors in use.
•
DO picture the full ADC Sensor shape and appearance.

•
Do NOT:
o
cut off portions of the ADC Sensors in imagery
o
cover ADC Sensors with a sleeve or overpatch
•
Do NOT place additional images, logos, or text over ADC Sensor imagery.
•
DO exercise caution in statements that reference ADC Sensor shape and/or appearance. Do NOT make statements suggesting the shape and/or appearance of the ADC Sensors is related to any useful aspect of the sensors. It is important that it is always clear that the unique shape and appearance of the ADC Sensors are ornamental. Here are examples of acceptable and unacceptable statements:
o
NO: The shape of the sensor keeps it from catching on my clothing.
o
YES: The unique shape of the sensor identifies that it is made by Abbott.
o
YES: The unique circular appearance of the sensor is a symbol of Abbott quality.
•
Do NOT visually call out the ADC Sensor shape or appearance in combination with a benefit statement. The example below is not acceptable because the broken line emphasizes the circular shape of the sensor alongside the words “Comfortable design”. This may be interpreted to erroneously suggest the circular design is what makes the sensor comfortable:
o
NO:

•
Do NOT make statements suggesting that all analyte sensors or continuous analyte monitoring systems (CGMs) are circular:
o
NO: This is a CGM.
o
NO: CGMs are circular devices worn on the upper arm.
o
NO: Sensors for glucose monitoring are discs.
o
NO: CGMs are quarter-sized.
o
YES: This CGM is made by Abbott.
o
YES: This circular CGM is made by Abbott.
o
YES: Abbott sensors are recognizable by their unique shape

Following this guidance is important to strengthen and maintain awareness that the shape and appearance of Abbott sensors are unique to the Abbott group of companies, and serve to identify products sourced from the Abbott group of companies only.

Copyright Recognition for ADC Glucose Sensor Images:

When sensor images of ADC sensors owned by the Abbott group of companies are used, include this copyright notice: “Sensor image © 2025 Abbott and used with permission.”